Inventories	12 Months Ended
Mar. 31, 2019
Inventory Disclosure [Abstract]
Inventories
Inventories

	JPY (millions) As of March 31
	2018	2019
Finished products and merchandise	¥86,254	¥280,738
Work-in-process	63,145	544,411
Raw materials and supplies	63,545	161,595
Total	¥212,944	¥986,744

The amount of inventory write-offs recognized was 11,621 million JPY, 10,292 million JPY, and 9,321 million JPY for the years ended March 31, 2017, 2018 and 2019 respectively, and were included within cost of sales. Inventory as of March 31, 2019 increased due to the recording of the acquired inventory at fair value upon the acquisition of Shire (Note 31).